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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 23, 2007


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2004-001
             (Exact name of registrant as specified in its charter)


      CONNECTICUT                   001-32293                    06-0974148
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)             File Number)              Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

                                EXPLANATORY NOTE
                                ----------------
The sole purpose of this amended Form 8-K is to indicate that the Form 8-K, Accession Number 0000930413-07-002757, submitted on March 23, 2007, was filed in error. It pertains to another registrant, not Hartford Life Global Funding Trust 2004-001 and is to be disregarded.





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                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                     HARTFORD LIFE GLOBAL FUNDING TRUST 2004-001
                                     (REGISTRANT)



DATE:  MARCH 29, 2007                       BY:     /s/ JEFFREY L. JOHNSON
                                            -----------------------------------
                                            Name:   Jeffrey L. Johnson
                                            Title:  Assistant Vice President